UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 25, 2022

Granite Point Mortgage Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bryant Park, Suite 2400A

New York, NY 10036

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 364-5500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPMT	NYSE
7.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, par value $0.01 per share	GPMTPrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2022, GP Commercial CB LLC and GP Commercial CB SL Sub LLC, wholly-owned subsidiaries of the Granite Point Mortgage Trust Inc. (the “Company”), entered into an amendment and restatement (the “A&R MRA”) of that certain previously disclosed Master Repurchase Agreement, dated as of June 28, 2017, with Citibank, N.A. (“Citibank”). The A&R MRA adds a “swingline” feature to the facility that allows for temporary, short-term financing in respect of certain commercial real estate loans owned by GP Commercial CB SL Sub LLC, converts the facility’s benchmark rate on all borrowings to Term SOFR, as defined in the A&R MRA, and extends the stated facility expiration date to May 25, 2025.

In connection with the A&R MRA, on May 25, 2022, the Company entered into an amendment and restatement (the “A&R Guaranty”) of that certain Guaranty Agreement, dated as of June 28, 2017, with Citibank. The A&R Guaranty increases the Company’s maximum aggregate liability on “swingline” borrowings under the facility to 100%.

The foregoing descriptions of the A&R MRA and the A&R Guaranty do not purport to be complete and are qualified in their entirety by reference to the full text of the A&R MRA and the A&R Guaranty, which are filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Amended and Restated Master Repurchase Agreement, dated as May 25, 2022, by and between GP Commercial CB LLC, GP Commercial CB SL Sub LLC and Citibank, N.A.
10.2	Amended and Restated Guaranty, dated as May 25, 2022, by Granite Point Mortgage Trust Inc. in favor of Citibank, N.A.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

*Certain schedules and similar attachments have been omitted in reliance on Instruction 4 of Item 1.01 of Form 8-K and Item 601(a)(5) of Regulation S-K. The Company will provide, on a supplemental basis, a copy of any omitted schedule or attachment to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE POINT MORTGAGE TRUST INC.
Date: May 31, 2022

By:	/s/ MICHAEL J. KARBER
Michael J. Karber
General Counsel and Secretary